UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2004

Network Equipment Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15323 (Commission File Number)	94-2904044 (IRS Employer Identification No.)

6900 Paseo Padre Parkway, Fremont, California 94555
(510) 713-7300
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name or former address if changed since last report)

Item 2.02.  Results of Operations and Financial Condition.

On October 13, 2004, Network Equipment Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 24, 2004.  The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

John C. Batty resigned as the Company’s Senior Vice President and Chief Operating Officer, effective as of close of business October 11, 2004.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

99

Press release dated October 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004	Network Equipment Technologies, Inc. By: /s/ JOHN F. MCGRATH, JR. Name: John F. McGrath, Jr. Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated October 13, 2004.